SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 14, 2002

Date of Report

RFS HOTEL INVESTORS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Tennessee	34-0-22164	62-1534743

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

850 Ridge Lake Boulevard
Suite 300
Memphis, Tennessee 38120

(Address and zip code of principal executive offices)

(901) 767-7005

Registrant’s telephone number, including area code

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
List of Exhibits
UNDERWRITING AGREEMENT
OPINION OF HUNTON AND WILLIAMS
CONSENT OF PRICEWATERHOUSECOOPERS LLP

ITEM  5.    OTHER EVENTS.

     This report contains as exhibits (1) the form of Underwriting Agreement dated February 14, 2002, between RFS Hotel Investors, Inc., RFS Partnership, L.P., and Banc of America Securities LLC in connection with the sale of 1,000,000 shares of the Company’s common stock, $.01 par value per share, pursuant to the Company’s Prospectus Supplement dated February 14, 2002, to a base Prospectus dated July 30, 1996, included as part of a Registration Statement on Form S-3 (No. 333-3307) filed with the Securities and Exchange Commission on May 8, 1996 and as amended on July 23, 1996 (the “Registration Statement”), (2) the opinion of Hunton & Williams, dated February 14, 2002, as to tax matters, and (3) the consent of PricewaterhouseCoopers LLP.

ITEM  7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

     The following exhibits are filed herewith:

Exhibit	Description

1.1	Underwriting Agreement dated February 14, 2002, between RFS Hotel Investors, Inc., RFS Partnership, L.P., and Banc of America Securities LLC
8.1	Opinion of Hunton & Williams as to Tax Matters
23.1	Consent of PricewaterhouseCoopers LLP

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

RFS HOTEL INVESTORS, INC. (REGISTRANT)

BY: /s/ Dennis M. Craven Dennis M. Craven Vice President and Chief Accounting Officer

Date: February 15, 2002

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List of Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated February 14, 2002, between RFS Hotel Investors, Inc., RFS Partnership, L.P., and Banc of America Securities LLC
8.1	Opinion of Hunton & Williams as to Tax Matters
23.1	Consent of PricewaterhouseCoopers LLP